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                                                                  EXHIBIT 10.132
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                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                   MORGAN STANLEY REAL ESTATE FUND III, L.P.,

                 MORGAN STANLEY REAL ESTATE INVESTORS III, L.P.,

                           MSP REAL ESTATE FUND, L.P.,

                          MSREF III SPECIAL FUND, L.P.

                                       AND

                              BLUEGREEN CORPORATION












                              DATED AUGUST 14, 1998









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                                TABLE OF CONTENTS
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
1.       Definitions..............................................................................................1

2.       Shelf Registration of Resales............................................................................3

3.       Demand Registration......................................................................................5

4.       Piggyback Registration...................................................................................7

5.       Registration of Securities Other than Registrable Securities.............................................9

6.       "Market Stand-Off" Agreement.............................................................................9

7.       Registration Procedures..................................................................................9

8.       Registration Expenses...................................................................................14

9.       Indemnification.........................................................................................15

10.      Rule 144................................................................................................17

11.      Underwritten Registrations..............................................................................18

12.      Miscellaneous...........................................................................................18
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                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of August 14, 1998, by and among Morgan Stanley Real Estate Fund III, L.P., a Delaware limited partnership, Morgan Stanley Real Estate Investors III, L.P., a Delaware limited partnership, MSP Real Estate Fund, L.P., a Delaware limited partnership and MSREF III Special Fund, L.P., a Delaware limited partnership (collectively, "MSREF") and Bluegreen Corporation, a Massachusetts corporation (the "Company").

                                    RECITALS

         WHEREAS, pursuant to the Securities Purchase Agreement dated August 14, 1998, by and among the Company and MSREF, MSREF has agreed to purchase shares of the Company's Common Stock in an aggregate amount of up to $50,000,000; and

         WHEREAS, to induce MSREF to purchase the shares of Common Stock to be purchased thereunder, the Company has agreed to provide the registration rights set forth in this Agreement; and

         WHEREAS, the execution and delivery by the Company of this Agreement is a condition to the obligation of MSREF to purchase any shares of Common Stock as set forth in Section 5.01 of the Securities Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York or Boca Raton, Florida are authorized or obligated to close.

         "CHANGE OF CONTROL" has the meaning in the Securities Purchase
Agreement.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

         "DEMAND NOTICE" has the meaning set forth in Section 3(a) hereto.

         "DEMAND REGISTRATION" has the meaning set forth in Section 3(a) hereto.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 8(c) hereto.

         "INDEMNIFYING PARTY" has the meaning set forth in Section 8(c) hereto.



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         "LOCK-UP PERIOD" means the period commencing on the date hereof and continuing until the earlier to occur of (i) the second anniversary of the date hereof, or (ii) six months following the first date on which all shares of Common Stock to be sold and issued to Purchasers under Sections 2.01 and 2.03 of the Securities Purchase Agreement shall have been acquired by Purchasers, but not earlier than the 18th month anniversary of the date hereof.

         "LOSSES" has the meaning set forth in Section 8(a) hereto.

         "NOTICE" has the meaning set forth in Section 3(b)(iii) hereto.

         "PERMITTED TRANSFEREE" has the meaning set forth in the Securities Purchase Agreement.

         "PERSON" means an individual, corporation, partnership, association, trust, limited liability company, joint venture or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PIGGYBACK REGISTRATION" has the meaning set forth in Section 4(a) hereto.

         "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "PURCHASERS" means any Person comprising MSREF, any Permitted Transferee, any bona fide financial institution to which any Purchaser has transferred (including upon foreclosure of a pledge) shares of Common Stock in accordance with Section 4.07 of the Securities Purchase Agreement for the purpose of securing bona fide indebtedness of such Purchaser, and not more than two other Persons to whom Purchaser or any Permitted Transferee has assigned its rights hereunder and transferred shares of Common Stock if such Persons are subject to the volume limitations and manner of sale provisions of Rule 144.

         "REGISTRABLE SECURITIES" means (i) all the shares of Common Stock beneficially owned by Purchasers as of the date hereof which have been issued to Purchasers pursuant to the Securities Purchase Agreement (ii) all shares of Common Stock which Purchasers have the obligation or right to purchase pursuant to the Securities Purchase Agreement, and (iii) all of the shares of Common Stock issued pursuant to the Securities Purchase Agreement and transferred to Purchasers as permitted by the Securities Purchase Agreement and this Agreement, until, in the case of any such security, (x) such security is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (y) such security may be disposed of by Purchasers in accordance with Rule 144(k) (or any successor provision to such Rule) under the Securities Act as confirmed in a written opinion of counsel to the Company addressed to the Purchaser holding such securities, or (z) is sold or is eligible for sale in the opinion of counsel reasonably satisfactory to the Company and the Purchasers without


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registration under the Securities Act and without any restrictions and in a manner in which all transfer restrictions and restrictive legends with respect thereto are or may be removed upon consummation of such sale.

         "REGISTRATION STATEMENT" means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "REGISTRATION SUSPENSION PERIOD" has the meaning set forth in Section 2(b) hereto.

         "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as in effect from time to time.

         "SECURITIES PURCHASE AGREEMENT" means that Securities Purchase Agreement dated as of August 14, 1998 among MSREF and the Company.

         "SPECIAL COUNSEL" has the meaning set forth in Section 6(a) hereto.

         "SUBSIDIARY" means, with respect to any corporation (the "parent") any other Person of which 50% or more of the shares of the voting stock are owned or controlled, directly or indirectly, by the parent or one or more Subsidiaries of the parent, or by the parent and one or more Subsidiaries.

         "SUSPENSION NOTICE" has the meaning set forth in Section 2(b) hereto.

         "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" means a registration under the Securities Act in which securities of the Company are sold to an underwriter or group of underwriters for reoffering to the public.

         2.       SHELF REGISTRATION OF RESALES.

         (a) OBLIGATION TO FILE AND MAINTAIN. The Company will use its reasonable best efforts to file with the SEC and cause to become effective no later than the expiration of the Lock-Up Period or within 45 days following (i) the occurrence of a Change of Control or (ii) receipt of a notice from the Company of the execution by the Company of a definitive agreement with a Person which will result in a Change of Control, a Registration Statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the Shelf Registration and any form of prospectus included therein or prospectus supplement


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relating thereto shall reflect such plan of distribution or method of sale as
Purchasers may from time to time notify the Company, including the sale of some or all of the Registrable Securities in a public offering. The Company shall use its reasonable best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Registrable Securities (provided that the Company may terminate the effectiveness of a Shelf Registration on the fourth anniversary of the date of effectiveness thereof plus a number of days equal to the number of days in all Registration Suspension Periods relating to such Shelf Registration). During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by Purchasers or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

         (b) BLACK-OUT PERIODS OF PURCHASERS. Notwithstanding anything herein to the contrary, (i) the Company shall have the right, by written notice to Purchasers (the "Suspension Notice"), exercisable on not more than one occasion during any one-year period, from time to time, to require Purchasers not to sell under the Shelf Registration or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Purchasers, of the proposed date of filing of a Registration Statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an Underwritten Offering of equity securities of the Company for the account of the Company, and ending on the date 90 days following the effective date of such Registration Statement or the date of filing of such prospectus supplement, and (ii) the Company shall be entitled to postpone or suspend (but not for a period exceeding 60 days per transaction) the filing or effectiveness of a Registration Statement otherwise required to be prepared and filed by it pursuant to this Section 2 on not more than one occasion during any 12-month period if the Company determines, in its good faith judgment, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or any preexisting negotiations, discussions or pending proposal with respect to any such material transactions or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a Registration Statement (either, the "Registration Suspension Period").

         (c) SHELF REGISTRATIONS. A Shelf Registration under this Section 2 shall not be deemed to have been effected unless such registration becomes effective pursuant to the Securities Act and is kept effective for a period of at least four years, PROVIDED, HOWEVER, that no Registration Suspension Periods or periods during which there is any stop order, injunction or other order of the SEC or other governmental authority for any reason other than an act or omission or Purchasers, shall count towards such four-year period.

         (d) NOTICE. The Company shall give Purchasers prompt notice in the event that the Company has suspended sales of Registrable Securities under
Section 2(b).

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         3. DEMAND REGISTRATION.

         (a) REQUESTS FOR REGISTRATION. At any time and from time to time after the earlier of (i) expiration of the Lock-Up Period, (ii) the occurrence of a Change of Control or (iii) receipt of a notice from the Company of the execution by the Company of a definitive agreement with a Person which will result in a Change of Control, each Purchaser shall have the right by written notice delivered to the Company (a "Demand Notice") to require the Company to register the number of Registrable Securities requested to be so registered in accordance with the provisions of the Securities Act (a "Demand Registration"), but in no event fewer than would result in $10,000,000 of Registrable Securities being registered or all Registrable Securities owned by the Purchaser delivering the Demand Notice if it owns less than $10,000,000 of Registrable Securities; PROVIDED, HOWEVER, that no Purchaser may deliver a Demand Notice until 120 days after the effective date of the immediately preceding Demand Registration and no Purchaser may deliver a Demand Notice within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering (PROVIDED THAT the Purchaser had the right to participate in such offering under Section 4). The number of Demand Registrations pursuant to this Section 3(a) will not exceed two; PROVIDED, HOWEVER, that in determining the number of Demand Registrations to which Purchasers are entitled there will be excluded (i) any Demand Registration that is an Underwritten Registration if the managing underwriter or underwriters have advised the Purchasers whose Registrable Securities are being registered in the Demand Registration that the total number of Registrable Securities requested to be included in the Demand Registration exceeds by more than 25% the number of Registrable Securities that can be sold in that offering in accordance with the provisions of this Agreement without materially and adversely affecting the success of such offering, and (ii) any Demand Registration that does not become effective or is not maintained effective for the period required pursuant to
Section 3(b), unless in the case of this clause (ii) the Demand Registration does not become effective after being filed by the Company solely by reason of the refusal to proceed by the holders of Registrable Securities unless (A) the refusal to proceed is based upon the written advice of counsel relating to a matter with respect to the Company or (B) the Purchasers that requested their Registrable Securities to be included in the Demand Registration elect to pay all registration and other expenses in connection with that Demand Registration. The Company shall not be obligated to effect a Demand Registration (i) within 6 months of the effective date of a registration pursuant to Section 2 if there is a registration effective pursuant to Section 2 at the time of the Demand Notice, or (ii) within 120 days of the effective date of a previous Demand Registration pursuant to this Section 3.

         (b) FILING AND EFFECTIVENESS.

                  (i) The Company will file a Registration Statement relating to any Demand Registration within 30 calendar days and will use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC within 90 calendar days of the date on which the Company received the related Demand Notice. Each Demand Notice must specify the number of Registrable Securities to be registered and the intended methods of distribution of those Registrable Securities. If Purchaser delivering the Demand Notice specifies one particular type of Underwritten Offering, the method of distribution will be that type of Underwritten Offering or a series of that type of

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         Underwritten Offerings during the period during which the Registration
         Statement is effective.

                  (ii) In connection with a Demand Registration pursuant to
         Section 3(a), the Company will keep the Registration Statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold. If any Demand Registration is requested to be effected as a "shelf" registration, the Company will keep the Registration Statement filed in respect of that Demand Registration effective for a period of up to one year from the date on which the SEC declares that Registration Statement effective (subject to extension pursuant to Section 6 hereof) or such shorter period which will terminate when all Registrable Securities covered by that Registration Statement have been sold pursuant to that Registration Statement.

                  (iii) Within five Business Days after receipt of a Demand Notice, the Company will serve written notice of its receipt of the Demand Notice (the "Notice") to the other Purchasers and will, subject to the provisions of Section 2(c), include in that Demand Registration all Registrable Securities with respect to which the Company receives a written request from any such other Purchaser for inclusion therein within 15 calendar days after receipt of the Notice.

         (c) PRIORITY ON DEMAND REGISTRATION. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in one or more firm commitment Underwritten Offerings, the Company may also provide written notice to other holders of its equity securities (other than Registrable Securities), if any, who have piggyback registration rights with respect thereto and will permit all of those holders who request to be included in the Demand Registration to include any or all equity securities held by those holders in that Demand Registration on the same terms and conditions as the Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of the Underwritten Offering to which that Demand Registration relates advises the Company and the Purchasers whose Registrable Securities are being registered that the total amount of Registrable Securities and securities that the other equity security holders intend to include in that Demand Registration is in the aggregate in excess of that number of securities which can be sold in such underwritten offering without materially and adversely affecting the success of such offering, then the Company will include in such registration (i) first, up to the full number of the Registrable Securities requested to be registered pursuant to Section 3(a) hereof to the extent such Registrable Securities requested to be registered do not exceed the largest number of securities which can be sold in such underwritten offering without materially and adversely affecting such offering and (ii) second, to the extent that the number of Registrable Securities requested to be registered pursuant to
Section 3(a) hereof is less than the number of securities which can be sold in such underwritten offering without materially and adversely affecting such offering, such number of shares of equity securities the Company requests to be included in such registration and such number of other securities proposed to be sold by any other Person (the securities to be included in such underwritten offering by the Company and such other Persons to be allocated as agreed upon by the Company and such other Persons) which, in the opinion of the managing underwriter or underwriters, can be sold without materially and adversely affecting such underwritten offering.

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         (d) BLACK-OUT PERIODS OF PURCHASER. Subject to the conditions of this
Section 3(d), (i) the Company shall have the right, exercisable on not more than one occasion during any one-year period, from time to time to require Purchasers not to sell under the registration requested pursuant to this Section 3 or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Purchasers, of the proposed date of filing of a Registration Statement or a preliminary prospectus supplement relating to an existing registration statement, in either case, pertaining to an Underwritten Offering of equity securities of the Company for the account of the Company, and ending on the date 90 days following the effective date of such registration statement or the date of filing of such prospectus supplement, and
(ii) the Company shall be entitled to postpone or suspend (but not for a period exceeding 60 days per transaction) the filing or effectiveness of a Registration Statement otherwise required to be prepared and filed by it pursuant to this
Section 3 on not more than one occasion during any 12-month period if the Company determines, in its good faith judgment, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or preexisting negotiations, discussions or pending proposal with respect to any such material transaction or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

         4.       PIGGYBACK REGISTRATION.

         (a) RIGHT TO PIGGYBACK. If at any time after the earlier of (i) expiration of the Lock-Up Period, (ii) the occurrence of a Change of Control or
(iii) receipt of a notice from the Company of the execution by the Company of a definitive agreement with a Person which will result in a Change of Control, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto or
(ii) filed solely in connection with an offering made solely pursuant to employee benefit plans of the Company or in connection with an acquisition of any Person), whether or not for its own account, then the Company will give written notice of the proposed filing to the Purchasers as soon as practicable but in any event at least 30 calendar days before the anticipated filing date of such Registration Statement, which such notice will offer to Purchasers the opportunity to register such amount of Registrable Securities as each Purchaser may request (a "Piggyback Registration"). Subject to Section 4(b), the Company will include in each Piggyback Registration all Registrable Securities with respect to which the Company has received from any Purchaser written requests for inclusion in that Piggyback Registration within 15 days of the giving of such notice. Purchasers will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of the Piggyback Registration. The Company may at any time terminate a Piggyback Registration in its sole discretion without liability, provided that the offering to which such Piggyback Registration relates shall be terminated in its entirety.

         (b) PRIORITY ON PIGGYBACK REGISTRATIONS. The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Purchasers that requested their Registrable Securities to be included in the Piggyback Registration for such

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offering to include therein all Registrable Securities requested to be so included in the Piggyback Registration on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of the offering deliver an opinion to the Company and Purchasers to the effect that the total amount of securities which Purchasers, the Company and any other Persons having rights to participate in that registration propose to include in the Underwritten Offering exceeds the number of securities that can be sold in such offering without materially and adversely affecting such offering, then:

                  (i) if the registration is a primary registration on behalf of the Company, the Company will include therein (x) first, up to the full amount of securities the Company proposes to sell that, in the opinion of the managing underwriter or underwriters, can be sold in such offering without materially and adversely affecting such offering, (y) second, to the extent that the number of securities to be offered by the Company is less than the number of securities which can be sold in such offering without materially and adversely affecting such offering, such number of shares of Registrable Securities requested to be sold for the account of Purchasers which can be sold in such offering without materially and adversely affecting such offering (provided that if the number of such Registrable Securities requested to be registered exceeds the number of securities which can be sold in such offering without materially and adversely affecting such offering, then the number of Registrable Securities to be included in such registration shall be allocated pro rata among all Purchasers requesting inclusion in such offering on the basis of the relative number of Registrable Securities requested by each such Purchaser), and (z) third, to the extent that the number of securities to be offered by the Company and the number of Registrable Securities requested to be included in such registration pursuant to Section 4(a) hereof are, in the aggregate, less than the number of securities which can be sold in such offering without materially and adversely affecting such offering, such number of securities proposed to be sold for the account of any other Person (other than the Company and Purchasers) which can be sold in such offering without materially and adversely affecting such offering (provided that if the number of such securities of such other Persons requested to be registered exceeds the number of securities which can be sold in such offering without materially and adversely affecting such offering, then the number of securities of such other Persons shall be allocated pro rata among all such Persons on the basis of the relative number of securities each such Person has requested to be included in such registration); and

                  (ii) if the registration is an underwritten secondary registration on behalf of holders of securities of the Company other than Purchasers, the Company will include therein: (x) first, up to the full number of securities of the Persons exercising "demand" registration rights that, in the opinion of the managing underwriter or underwriters, can be sold in such offering without materially and adversely affecting such offering, (y) second, to the extent the number of securities to be offered by such Persons exercising "demand" registration rights is less than the number of securities which can be sold in such offering without materially and adversely affecting such offering, such number of shares of Registrable Securities requested to be sold for the account of Purchasers which can be sold in such offering without materially and adversely affecting such offering (provided that if the number of such Registrable Securities requested to be registered

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         exceeds the number of securities which can be sold in such offering without materially and adversely affecting such offering, then the number of Registrable Securities to be included in such registration shall be allocated pro rata among all Purchasers requesting inclusion in such offering on the basis of the relative number of Registrable Securities requested by each such Purchaser), and (z) third, to the extent the number of securities to be offered by such Persons exercising "demand" registration rights and the number of Registrable Securities requested to be included in such offering pursuant to
         Section 4(a) hereof are, in the aggregate, less than the number of securities which can be sold in such offering without materially and adversely affecting such offering, such number of securities proposed to be sold for the account of any other Person (other than such Persons exercising "demand" rights and Purchasers) which can be resold without materially and adversely affecting such offering (provided that if the number of such securities of such other Persons requested to be registered exceeds the number of securities which can be sold in such offering without materially and adversely affecting such offering, then the number of securities of such other Persons shall be allocated pro rata among all such Persons on the basis of the relative number of securities each such Person has requested to be included in such registration).

         5. REGISTRATION OF SECURITIES OTHER THAN REGISTRABLE SECURITIES. Without the prior written consent of Purchasers, the Company will not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of Purchasers set forth herein and, if exercised, would not otherwise conflict or be inconsistent in any way with the provisions of this Agreement. The Company agrees that it will not grant to any Person any rights which obligate the Company to give such Person "most favored nations" benefits with respect to the registration of any shares of equity securities of the Company or any securities convertible or exercisable into shares of any equity securities of the Company.

         6. "MARKET STAND-OFF" AGREEMENT. Purchasers will not, to the extent requested (by timely written notice) by the managing underwriter or underwriters for any Underwritten Offering of the Company's capital stock (or any securities issued by the Company that are exercisable to purchase, convertible into or exchangeable for shares of capital stock of the Company), sell for Purchaser's account, or otherwise transfer or dispose of any Registrable Securities (except to the extent permitted in the Underwritten Offering) without the prior written consent of the Company and/or managing underwriter or underwriters for such period of time (not to exceed 90 days) from the effective date of the registration statement relating to the Underwritten Offering as the Company and/or managing underwriter or underwriters may specify. The Company may impose stop-transfer instructions with respect to the Registrable Securities of Purchasers until the end of that 90-day period in order to enforce these restrictions. In no event, however, will Purchasers be required to enter into more than one such agreement during any period of 12 consecutive months.

         7. REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Sections 2, 3 and 4, the Company will effect those registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of distribution of those Registrable Securities, and pursuant thereto the Company will as expeditiously as possible:

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         (a) Prepare and file with the SEC a Registration Statement or
Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by Purchasers in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that not less than five Business Days before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the Purchasers whose Registrable Securities are covered by that Registration Statement, counsel for such Purchasers with respect to such registration ("Special Counsel") and the managing underwriters, if any, copies of all documents proposed to be filed, which documents will be subject to review by such Purchasers, the Special Counsel and underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (excluding any documents which, upon filing, would or would be incorporated or deemed to be incorporated by reference therein) to which the Purchasers whose Registrable Securities are covered by that Registration Statement, the Special Counsel or the managing underwriter, if any, may reasonably object on a timely basis;

         (b) Prepare and file with the SEC any amendments and post-effective amendments to each Registration Statement as may be necessary to keep the Registration Statement continuously effective for the applicable period specified in Sections 2 and 3; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the distribution of all securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement as so amended or to the Prospectus as so supplemented;

         (c) Notify Purchasers, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any of those Persons) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the Registration Statement or amendment has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 6(m) (including any underwriting agreement) cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or that is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

         (d) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

         (e) If requested by the managing underwriters, if any, or Purchasers whose Registrable Securities are being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and Purchasers agree should be included therein to comply with applicable law and (ii) make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in the Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 6(e) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

         (f) Furnish to Purchasers, the Special Counsel and each managing underwriter, if any, without charge, conformed copies of the Registration Statement and each post-effective amendment or supplement thereto, including financial statements (including schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits) as Purchasers may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Purchasers;

         (g) Deliver to Purchasers, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to those Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as those Persons may reasonably request; and, subject to the last paragraph of this Section 6, the Company hereby consents to the use of that Prospectus or each amendment or supplement thereto by Purchasers and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by that Prospectus or any amendment or supplement thereto;

         (h) Cooperate with Purchasers and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable the Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

         (i) Use its reasonable best efforts to register or qualify such Registrable Securities covered by such Registration Statement under the State Securities or blue sky laws of such jurisdictions as Purchasers and or the underwriters, if any, may reasonably request, and do any and all other acts and things which may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Shares of Purchasers, except that the Company shall not be required to qualify generally to do business, as a foreign corporation in any jurisdiction where, but for the requirements of this clause
(i), it would not be obligated to be so qualified or consent to general service of process in any such jurisdiction;

         (j) Use its reasonable best efforts to cause the sale of Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the Purchasers or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (k) Upon the occurrence of any event contemplated by Section 6(c)(vi) or 6(c)(vii) hereof, promptly prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (l) Use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed or (ii) authorized to be quoted on the Nasdaq National Market System or the Nasdaq SmallCap Market if the securities qualify to be so quoted; in each case, if requested by the holders of a majority of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any;

         (m) In the event of an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith as may be requested by the managing underwriters in order to expedite or facilitate the disposition of the Registrable Securities and, in such connection, (i) make such representations and warranties to Purchasers whose Registrable Securities are being registered and the underwriters with respect to the business of the Company and its Subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings and confirm those representations and warranties if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to Purchasers and each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the managing underwriters; (iii) use its best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to Purchasers and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with Underwritten Offerings; and (iv) deliver such documents and certificates as may be reasonably requested by Purchasers, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its Subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder;

         (n) Upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative of Purchasers, any underwriter participating in any disposition of Registrable Securities and any attorney or accountant retained by Purchasers or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by those Persons (and such Persons shall agree in writing with the Company to keep the same confidential) unless (i) those records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of those records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, or (iii) disclosure of those records, information or documents, in the written opinion of counsel to such Person delivered to the Company, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act);

         (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering, and
(ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover that 12-month period;

         (p) Cause its officers and other appropriate employees to participate in any presentations regarding any Underwritten Offering reasonably requested by Purchasers or the managing underwriter or underwriters participating in the disposition of those Registrable Securities, provided that so doing does not unreasonably interfere with the business of the Company;

         (q) Use its reasonable best efforts to take all of the steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

         The Company may require Purchasers to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of Purchasers if Purchasers fail to furnish such information required by Applicable Law within a reasonable time after receiving such request.

         Each Purchaser will be deemed to have agreed by virtue of its acquisition of Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v), 6(c)(vi) or 6(c)(vii), Purchasers will forthwith discontinue disposition of their respective Registrable Securities covered by the Registration Statement or Prospectus until Purchaser's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company gives any such notice, the time period prescribed in Sections 2 and 3(b) will be extended by the number of days during the time period from and including the date of the giving of that notice to and including the date when each Purchaser of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the written advice by the Company described above.

         8.       REGISTRATION EXPENSES.

         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any of the Registration Statements become effective. Those fees and expenses will include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) of compliance with state securities or "blue sky" laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing or photocopying any Prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and, in the case of any Underwritten Offering, of the Special Counsel for the Purchasers whose Registrable Securities are being registered, (v) fees and disbursements of all independent certified public accountants referred to in
Section 6(m)(iii) (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720(c) of the National Association of Securities Dealers, Inc. Conduct Rules, (vii) Securities Act liability insurance if the Company so desires that insurance, and (viii) fees and expenses of all other Persons retained by the Company, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with any Demand Registration or Piggyback Registration under this Agreement, the Company will reimburse the Purchasers whose Registrable Securities are being registered in such registration for the reasonable fees and disbursements of not more than one Special Counsel, together with appropriate local counsel, chosen by the Purchasers whose Registrable Securities are being registered.

         9.       INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Purchaser whose Registrable Securities have been registered pursuant to this Agreement, the officers, directors, partners, stockholders, and agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Purchaser and the officers, directors, partners, stockholders, agents and employees of any such controlling Person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of investigation and reasonable attorneys' fees and disbursements) and expenses (collectively, "Losses"), as incurred, caused by, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company will not be liable to any Purchaser to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Purchaser of a Registrable Security to the Person asserting the claim from which such Losses arise and (B) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; (ii) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such Purchaser thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Losses arise; or (iii) such untrue statement or alleged untrue statement, omission or alleged omission was contained in any information so furnished in writing by such Purchaser to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus.

         (b) INDEMNIFICATION BY PURCHASER OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which the Registrable Securities of a Purchaser are being registered, each Purchaser will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus. Each Purchaser agrees severally, but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, shareholders, agents and employees, each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, and the directors, officers, shareholders, agents or employees of such controlling Persons, from and against all Losses caused by, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in preliminary prospectus or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any Purchaser under this Section 8(b) be greater in amount than the dollar amount of the proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to the indemnification obligation.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 8(c), such Person (the "indemnified party") will promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, will retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and will pay the fees and disbursements of such counsel related to such proceeding; provided that the failure of any indemnified party so to notify the indemnifying party will not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is actually prejudiced by such failure to notify. In any such proceeding, any indemnified party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party shall have failed within in a reasonable period of time to retain counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among indemnified persons, the indemnifying party will not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties and that all such fees and expenses will be reimbursed as they are incurred. The indemnifying party will not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there shall be a final non-appealable judgment for the plaintiff for which the indemnified person is entitled to indemnification pursuant to this Agreement, the indemnifying party agrees to indemnify the indemnified party from and against any Loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it will be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or 8(b) in respect of any Losses or is insufficient to hold harmless the indemnified party (other than giving effect to the last sentence of Section 8(b)), then each applicable indemnifying party, in lieu of indemnifying the indemnified party, will contribute to the amount paid or payable by the indemnified party as a result of the Losses, in the proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and the indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in the Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party or indemnifying parties, on the one hand, and the indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, the indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission and any other equitable considerations appropriate in the relevant circumstances. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding. In no event will the obligation of a Purchaser under this Section 8(d) be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Purchaser upon the sale of the Registrable Securities giving rise to the contribution obligation.

         (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, in no event shall an indemnifying party who is a Purchaser be required to contribute any amount in excess of the dollar amount of the proceeds (net of payment of all expenses) received by such Purchaser upon the sale of the Registrable Securities giving rise to the contribution obligation over the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have under this Agreement. The provisions of this Section 8 will survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any holder thereof or any termination of this Agreement.

         10. RULE 144. The Company agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner in accordance with the requirements of the Securities Act and Exchange Act, and will cooperate with any Purchaser (including, without limitation, by making any representations as any Purchaser may reasonably request), all to the extent required from time to time to enable the Purchaser to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any Purchaser, the Company will deliver to the Purchaser a written statement as to whether it has complied with such filing requirements. If at any time the Company ceases to be required to file reports under the Securities Act and the Exchange Act, the Company will upon request of any Purchaser, make publicly available annual reports and such other information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act.

         11. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by any Shelf Registration or Demand Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering shall be Morgan Stanley, Dean Witter & Co. or a Subsidiary or Affiliate thereof ("MSDW") to the extent required by and in accordance with Section 4.15 of the Securities Purchase Agreement and if such provision does not apply, then as the Purchasers whose Registrable Securities are being registered in such Shelf Registration or Demand Registration shall select, provided that such investment banker or manager shall be reasonably satisfactory to the Company. If any Piggyback Registration is an Underwritten Offering, subject to the Company's agreement set forth in Section 4.15 of the Securities Purchase Agreement, the Company will have the right to select the investment banker or investment bankers and managers to administer the offering. Each party hereto agrees that, in connection with any Underwritten Offering hereunder in which it participates, it will undertake to offer customary indemnification to the participatory underwriters.

         12. MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given, unless the Company has obtained the written consent of Purchasers. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement with respect to a matter that relates exclusively to the rights of a Purchaser whose Registrable Securities are being registered pursuant to a Registration Statement and that does not directly or indirectly affect the rights of the other Purchasers may be given only by affected Purchasers; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (c) NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and delivered personally, sent by overnight courier to the parties or sent by facsimile (providing confirmation of transmission) at the following addresses or facsimile numbers (or at such other address or telecopy number for a party as will be specified by like notice):

               (i)    IF TO THE COMPANY:

                      Bluegreen Corporation
                      4950 Blue Lake Drive
                      Boca Raton, Florida  33431
                      Attention: Patrick E. Rondeau, Esq. and Mr. John F. Chiste
                      Facsimile: (561) 912-8100

                      WITH COPIES TO:

                      Choate, Hall & Stewart
                      Exchange Place
                      53 State Street
                      Boston, Massachusetts  02109
                      Attention:  William P. Gelnaw, Esq.
                      Facsimile:  (617) 248-4000

               (iii)  IF TO PURCHASERS:

                      c/o Morgan Stanley Real Estate Fund III, L.P.
                      37th Floor
                      1585 Broadway
                      New York, New York  10036-8293
                      Attention:  Mr. Michael Franco and Mr. Michael Foster
                      Facsimile:  (212) 761-0508

                      WITH A COPY TO:

                      Jones, Day, Reavis & Pogue
                      2300 Trammell Crow Center
                      2001 Ross Avenue
                      Dallas, Texas  75201
                      Attention: David J. Lowery, Esq.
                      Facsimile:  (214) 969-5100

All notices will be deemed to be given only when actually received.

         (d) OWNER OF REGISTRABLE SECURITIES. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the Person in whose name Registrable Securities

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



are registered in the stock book of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

         (e) SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties and will inure to the benefit of each holder of any Registrable Securities. The Company may not assign its rights or delegate its obligations hereunder and Purchasers may assign their rights hereunder only to a Permitted Transferee in accordance with the Securities Purchase Agreement or to the other Persons described in the definition of "Purchasers" herein.

         (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

         (h) GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of Massachusetts, without giving effect to the principles of conflict of laws of that State that would apply the laws of any other jurisdiction. Each of the parties to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York, and any appellate court thereof, in any action, suit, or proceeding arising out of or relating to this Agreement and any such action, suit or proceeding will be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein). Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12(c) shall be deemed effective service of process on such party.

         (i) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement, and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter of this Agreement.

         (j) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys' fees and related disbursements and expenses in addition to any other available remedy.

         (k) SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

         (l) EXCULPATION. Notwithstanding any provision herein to the contrary, the liability of each Purchaser shall be limited to the assets of such Purchaser and no partner, shareholder, officer, director, employee or agent of Purchaser shall have any personal liability hereunder.

                            [Signature Page Follows]











































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



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           BLUEGREEN CORPORATION

                           By:     /s/ George F. Donovan
                                   -------------------------------------------
                                   Name:  George F. Donovan
                                   Title:  President and Chief Executive Officer

                           MORGAN STANLEY REAL ESTATE FUND III, L.P.

                           By:     MSREF III, Inc., its General Partner

                                   By:     /s/ Michael J. Franco
                                           -----------------------------------
                                           Name:  Michael J. Franco
                                           Title:  Vice President

                           MORGAN STANLEY REAL ESTATE
                           INVESTORS III, L.P.

                           By:     MSREF III, Inc., its General Partner

                                   By:     /s/ Michael J. Franco
                                           -----------------------------------
                                           Name:  Michael J. Franco
                                           Title:  Vice President

                           MSP REAL ESTATE FUND, L.P.

                           By:     MSREF III, Inc., its General Partner

                                   By:     /s/ Michael J. Franco
                                           -----------------------------------
                                           Name:  Michael J. Franco
                                           Title:  Vice President

                           MSREF III SPECIAL FUND, L.P.

                           By:     MSREF III, Inc., its General Partner

                                   By:     /s/ MICHAEL J. FRANCO
                                           -----------------------------------
                                           Name:  Michael J. Franco
                                           Title:  Vice President









































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